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                                                                  EXHIBIT (a)(4)

[CALIFORNIA SEAL]              STATE OF CALIFORNIA
                               SECRETARY OF STATE
                                   BILL JONES
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
                                                                                       FILED
                                                                       In the office of the Secretary of State
                AMENDMENT TO CERTIFICATE OF LIMITED PARTNERSHIP                of the State of California

                  A $30.00 FILING FEE MUST ACCOMPANY THIS FORM.                      FEB 17, 1999
           IMPORTANT - READ INSTRUCTIONS BEFORE COMPLETING THIS FORM.
                                                                                 /s/ Bill Jones
                                                                            BILL JONES, SECRETARY OF STATE

                                                                            This Space For Filing Use Only
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1. SECRETARY OF STATE FILE NUMBER     2.  NAME OF LIMITED PARTNERSHIP
            9502500015                      VAN KAMPEN AMERICAN CAPITAL EXCHANGE FUND, A CALIFORNIA LIMITED PARTNERSHIP
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3.  COMPLETE ONLY THE BOXES WHERE INFORMATION IS BEING CHANGED, ADDITIONAL PAGES MAY BE ATTACHED, IF NECESSARY.
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    A.  LIMITED PARTNERSHIP NAME (END THE NAME WITH THE WORDS "LIMITED PARTNERSHIP" OR THE ABBREVIATION "LP"
        VAN KAMPEN EXCHANGE FUND, A CALIFORNIA LIMITED PARTNERSHIP.   (EFFECTIVE AS OF DECEMBER 9, 1998)
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    B.  THE STREET ADDRESS OF THE PRINCIPAL OFFICE
        ADDRESS
        CITY                                                      STATE                            ZIP CODE
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    C.  THE STREET ADDRESS IN CALIFORNIA WHERE RECORDS ARE KEPT
        STREET ADDRESS
        CITY                                                      STATE  CA                        ZIP CODE
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    D.  THE ADDRESS OF GENERAL PARTNER(S)
        NAME
        ADDRESS
        CITY                                                      STATE                            ZIP CODE
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    E.  NAME CHANGE OF A GENERAL PARTNER          FROM:                              TO:
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    F.  GENERAL PARTNER(S) CESSATION   Don G. Powell (effective as of January 2, 1998)
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    G.  GENERAL PARTNERSHIP ADDED
        NAME      Don G. Powell
        ADDRESS     3 Wexford Court
        CITY    Houston                                           STATE  Texas                     ZIP CODE  77024
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    H.  THE PERSON(S) AUTHORIZED TO WIND UP AFFAIRS OF THE LIMITED PARTNERSHIP
        NAME
        ADDRESS
        CITY                                                      STATE                            ZIP CODE
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    I.  THE NAME OF THE AGENT FOR SERVICE OF PROCESS
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    J.  IF AN INDIVIDUAL CALIFORNIA ADDRESS OF THE AGENT FOR SERVICE OF PROCESS
        ADDRESS
        CITY                                                      STATE  CA                        ZIP CODE
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    K.  NUMBER OF GENERAL PARTNERS' SIGNATURES REQUIRED FOR FILING CERTIFICATES OF AMENDMENT, RESTATEMENT, MERGER,
        DISSOLUTION, CONTINUATION AND CANCELLATION.     | 9 |
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    L.  OTHER MATTERS (ATTACH ADDITIONAL PAGES, IF NECESSARY).
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4.  TOTAL NUMBER OF PAGES ATTACHED (IF ANY)      7
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5.  I CERTIFY THAT THE STATEMENTS CONTAINED IN THIS DOCUMENT ARE TRUE AND CORRECT TO MY OWN KNOWLEDGE. I DECLARE THAT I AM
    THE PERSON WHO IS EXECUTING THIS INSTRUMENT, WHICH EXECUTION IS MY ACT AND DEED.

     /s/ Don G. Powell          Managing General Partner           /s/ Don G. Powell                               12/21/98
     ---------------------------------------------------           --------------------------------------------------------
     SIGNATURE                  POSITION OR TITLE                  PRINT NAME                                      DATE

     /s/ Dennis J. McDonnell    Managing General Partner           /s/ Dennis J. McDonnell                         12/21/98
     ---------------------------------------------------           --------------------------------------------------------
     SIGNATURE                  POSITION OR TITLE                  PRINT NAME                                      DATE
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SECSTATE (REV. 10/98)                                                 FORM
                                                                      Approved by Secretary of State
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                AMENDMENT TO CERTIFICATE OF LIMITED PARTNERSHIP
                   VAN KAMPEN AMERICAN CAPITAL EXCHANGE FUND,
                        A CALIFORNIA LIMITED PARTNERSHIP
                        --------------------------------


ITEM 5 (CONTINUED):




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
/s/ Dr. Steven Muller      Managing General Partner      Dr. Steven Muller    12/21/98
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SIGNATURE                  POSITION OR TITLE             PRINT NAME           DATE



/s/ Howard J Kerr          Managing General Partner      Howard J Kerr
---------------------------------------------------      -----------------------------
SIGNATURE                  POSITION OR TITLE             PRINT NAME           DATE


/s/ David C. Arch          Managing General Partner      David C. Arch
---------------------------------------------------      -----------------------------
SIGNATURE                  POSITION OR TITLE             PRINT NAME           DATE


/s/ Wayne W. Whalen        Managing General Partner      Wayne W. Whalen
---------------------------------------------------      -----------------------------
SIGNATURE                  POSITION OR TITLE             PRINT NAME           DATE


/s/ Rod Dammeyer           Managing General Partner      Rod Dammeyer
---------------------------------------------------      -----------------------------
SIGNATURE                  POSITION OR TITLE             PRINT NAME           DATE


/s/ Theodore A. Myers      Managing General Partner      Theodore A. Myers
---------------------------------------------------      -----------------------------
SIGNATURE                  POSITION OR TITLE             PRINT NAME           DATE


/s/ Hugo Sonnenschein      Managing General Partner      Hugo Sonnenschein
---------------------------------------------------      -----------------------------
SIGNATURE                  POSITION OR TITLE             PRINT NAME           DATE
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                           [STATE OF CALIFORNIA SEAL]


                               SECRETARY OF STATE

                                         [OFFICE OF THE SECRETARY OF STATE SEAL]

     I, BILL JONES, Secretary of State of the State of California, hereby certify:

     That the attached transcript of 8 page(s) was prepared by and in this office from the record on file, of which it purports to be a copy, and that it is full, true and correct.

                                        IN WITNESS WHEREOF, I execute this
                                          certificate and affix the Great Seal
                                          of the State of California this day of

                                                                 MAR-5 1999
                                        ----------------------------------------
                                        Bill Jones
[THE GREAT SEAL OF THE STATE OF         Secretary of State
CALIFORNIA SEAL]